UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2020

EVELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
620 Memorial Drive
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)
(617) 577-0300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement

On December 16, 2020, Evelo Biosciences, Inc. (the “Company”) entered into a development and clinical master services agreement (the “Agreement”) with Halo Pharmaceutical, Inc. d/b/a Cambrex Whippany (“Cambrex”). Pursuant to the Agreement, Cambrex has agreed that it will perform manufacturing process development, manufacturing, packaging, related analytical and storage services for the Company, as mutually agreed by the parties from time to time in work orders. Under the terms of the Agreement, the Company has agreed to pay service fees to Cambrex and to reimburse Cambrex for purchasing excipients, components, consumables, raw materials, packaging and other items necessary for Cambrex to perform the services, as mutually agreed in a work order. The Company will supply active pharmaceutical ingredients to Cambrex to enable it to perform the services.

At the Company’s request or upon expiration or termination of the Agreement, Cambrex has agreed to provide technical assistance to the Company, at the Company’s cost, to implement the technology transfer of the manufacturing processes developed by Cambrex under the Agreement to the Company and of related analytical testing methodologies to the Company or a third party designated by the Company.

Unless earlier terminated, the Agreement will expire on the later of (i) five years from the effective date or (ii) six months after the expiration or termination of all work orders. The Company may terminate the Agreement or any work order at any time upon 60 days or 5 business days, respectively, prior written notice to Cambrex. In addition, either party may terminate for an uncured material default or if the other party becomes bankrupt or insolvent.

The Agreement contains customary representations, warranties and covenants by the Company, indemnification obligations of the Company and Cambrex, and other obligations of the parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: December 16, 2020	By:	/s/ Daniel S. Char
Daniel S. Char
General Counsel & Secretary